EQ ADVISORS TRUSTSM

1290 VT Low Volatility Global Equity Portfolio

EQ/Franklin Growth Allocation Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/Invesco International Growth Portfolio

EQ/Franklin Strategic Income Portfolio

SUPPLEMENT DATED JUNE 21, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“EQ Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to EQ Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at EQ Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding the proposed reorganization of certain Portfolios of EQ Trust into other Portfolios of EQ Trust or EQ Premier VIP Trust (“VIP Trust”).

At a meeting held on June 15-16, 2022, the Board of Trustees of EQ Trust approved a form of Plan of Reorganization and Termination and a form of Agreement and Plan of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), which provide for the reorganization of certain Portfolios of EQ Trust into other Portfolios of EQ Trust or VIP Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio

1290 VT Low Volatility Global Equity Portfolio	EQ/Common Stock Index Portfolio*

EQ/Franklin Growth Allocation Portfolio	EQ/JPMorgan Growth Allocation Portfolio*

EQ/First Trust Moderate Growth Allocation Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio*

EQ/AXA Investment Managers Moderate Allocation Portfolio	1290 VT Moderate Growth Allocation Portfolio*

EQ/Invesco International Growth Portfolio	EQ/MFS International Growth Portfolio*

EQ/Franklin Strategic Income Portfolio	EQ/Core Plus Bond Portfolio**

(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)
*	A series of EQ Trust
**	A series of VIP Trust

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Thus, on the closing date of the Reorganization, the Acquired Portfolio shareholders would become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date. Equitable Investment Management Group, LLC serves as the investment adviser for the Acquired Portfolios and the Acquiring Portfolios and will continue to serve as the investment adviser for the Acquiring Portfolios following the Reorganizations.

Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about September 16, 2022, to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place in early November 2022. Until the closing date of a Reorganization, however, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (depending upon availability in your insurance product) subject to the limitations described in EQ Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement, together with EQ Trust’s Prospectus dated May 1, 2022, as supplemented.

Additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses, and investment sub-advisers, if any, of the Acquiring Portfolios), the terms of the Reorganization Plans and the factors the Board of Trustees considered in deciding to approve the Reorganization Plans will be sent to shareholders of the Acquired Portfolios as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.